[Logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)


                               [graphic omitted]


                         MFS(R) INTERNATIONAL
                         GROWTH FUND

                         ANNUAL REPORT o MAY 31, 1999

TABLE OF CONTENTS

LETTER FROM THE CHAIRMAN ..................................................  1
MANAGEMENT REVIEW AND OUTLOOK .............................................  3
PERFORMANCE SUMMARY .......................................................  7
PORTFOLIO OF INVESTMENTS .................................................. 11
FINANCIAL STATEMENTS ...................................................... 15
NOTES TO FINANCIAL STATEMENTS ............................................. 22
INDEPENDENT AUDITORS' REPORT .............................................. 29
MFS' YEAR 2000 READINESS DISCLOSURE ....................................... 31
TRUSTEES AND OFFICERS ..................................................... 33

       MFS(R) ORIGINAL RESEARCH(SM)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
It has been almost two years since financial turmoil began to rock markets in Asia, Russia, and Latin America. Even developed markets such as Europe and the United States were not immune. In the U.S. equity market, for example, investors focused on a narrow group of 50 of the largest-company growth stocks because they seemed to offer less volatility in uncertain times. Fixed-income investors also became more concerned about risk, moving money into U.S. Treasury securities and out of corporate and municipal bonds and mortgage-backed securities.

The narrowness of the market was just one of three broad issues that dominated the U.S. equity market until recently. The other two were a slowdown in corporate earnings growth and high valuations, with stocks of many companies selling at extremely high prices relative to their earnings.

Although these have been challenging issues, we now see signs that we feel demonstrate each one is changing for the better. Today, we believe the markets are presenting more opportunities for investors to diversify, for our portfolio managers to find good values, and for us to show the benefits of staying with our long-term objectives and strategies. Investors seem to be regaining confidence in a wider range of companies. Stocks of some small and mid-sized companies, as well as some large industrial companies, have begun to perform better in the past few months than they had for the previous year or so. These companies appear to have benefited from early signs of stability in emerging markets and a continuation of economic growth in the United States.

U.S. companies also have produced better earnings. Corporate earnings were, on average, relatively flat in 1998. However, we expect earnings to grow 12% to 14% this year because more companies have benefited from the strong economy and from aggressive consolidation and cost-cutting measures they have taken over the past several years.

Based on their earnings projections, our analysts estimate that the U.S. stock market is still about 30% overvalued. While there has been some shift to a wider group of stocks, many investors are still focusing on the large-company stocks. As a result, most of the overvaluation is in the 50 largest stocks in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. That means about 450 stocks are selling at more attractive prices, particularly given what we see as the improved earnings outlooks for these and many small and mid-sized companies not in the S&P 500. These companies also benefit from consolidation, cost cutting, and global growth. Because they are smaller, they may be able to respond to changes more quickly, and thus they have the potential to grow faster than the big companies.

The fixed-income markets, meanwhile, seem to be approaching the level of relative stability they enjoyed before the Asian turmoil. Some credit for this stability goes to the Federal Reserve Board (the Fed), which has reassured investors that it will act to prevent rapid economic growth from causing higher inflation and reduced purchasing power. Also, once investors saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, the major non-Treasury markets -- corporate, municipal, and mortgage -- began to rebound. Our portfolio managers are now finding more opportunities to buy bonds with relatively stable prices and attractive yields.

The past two years have challenged investors. However, we believe we are well positioned for the current environment because our analysts and portfolio managers continue to rely on MFS(R) Original Research(SM) to help evaluate the long-term investment potential of each holding being considered for our portfolios. Also, we believe our discipline of maintaining diversified portfolios and of staying with our funds' clearly defined investment strategies can help us offer investment products with the potential to sustain returns over a variety of market cycles.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

June 17, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David R. Mannheim]
     David R. Mannheim

For the 12 months ended May 31, 1999, Class A shares of the Fund provided a total return of -12.30%, Class B shares -12.80%, Class C shares -12.87%, and Class I shares -11.94%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges.

During the same period, the average international fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned -1.23%. The Fund's returns also compare to returns of -1.58% for the Lipper International Funds Index (the Lipper Index) and 4.66% for the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
(EAFE) Index, an unmanaged, market-capitalization-weighted total return index of developed-country global stock markets, excluding the United States, Canada, and the South African mining component. The Lipper mutual fund indices are unmanaged indices of the largest qualifying mutual funds within their respective investment objectives adjusted for the reinvestment of capital gain distributions and income dividends.

Q. WHAT HAS CHANGED OVER THE PAST YEAR?

A. Prior to September 1998, the Fund had 15% to 20% of its assets dedicated to emerging markets. At that time, most of its emerging market stocks were sold because we were finding better growth opportunities in developed markets. The Fund can still invest in emerging markets, but we will do so only when we feel individual stocks can add value to the portfolio.

Q. WHAT WERE SOME OF THE FACTORS THAT HINDERED PERFORMANCE?

A. Our emerging market holdings were hurt by the global market crisis of 1998. Second, developed-country stock markets, like the U.S. market, have been very narrow, with the largest-company stocks providing the strongest performance over the past year or so. However, the Fund is diversified among companies representing a variety of market capitalizations.

   Lastly, our European aerospace and defense holdings underperformed because the consolidation investors expected in this industry did not develop as planned. Last year, British Aerospace, one of our holdings, made an acquisition that investors thought was too costly. As a result, stocks in the entire sector fell. We still own British Aerospace, as well as Saab AB, because we think these companies have good product lines and good long-range prospects; we expect their stocks to rebound as their sales increase.

Q. WHAT IS YOUR OUTLOOK FOR EUROPE, AND WHAT EUROPEAN COMPANIES
   HELPED PERFORMANCE?

A. Generally, our outlook for Europe is positive. Although the establishment of European monetary union (EMU) and the euro has not stimulated growth in the short term, we believe the common currency eventually will aid European companies in their efforts to cut costs and be more efficient if they want to gain market share across borders. Among holdings, European broadcasters have been good stocks, with companies such as TF1 in France and Mediaset in Italy benefiting from advertising growth. As European governments privatize companies and as new companies are created, more money is being spent on advertising to gain market share. We believe that, in turn, helps media stocks. In the energy sector, companies have benefited from both an increase in oil prices and consolidation. An example is TOTAL in France, which acquired the Belgian company PetroFina last year. The Fund also has been helped by some of its European consumer stocks, such as NEXT, a British fashion retailer.

Q. WHAT INVESTMENTS DO YOU HAVE IN JAPAN?

A. We are underweighted in Japan relative to the MSCI EAFE Index (15.1% of assets versus 23.1%). Even though the Japanese stock market has rebounded this year thanks to interest-rate cuts that investors hope will spur consumer spending, our opinion of Japan is similar to our view on emerging markets. That is, we can't find many companies with earnings growth outlooks that are attractive to us. However, an example of a Japanese company that we do find attractive is NTT Mobile Communications, a cellular phone company. Cellular communications has been one of the few domestic Japanese industries that has done fairly well. Also, NTT Mobile Communications' stock has participated in this year's advance of the Japanese equity market, so it has contributed positively to performance.

Q. YOUR LARGEST SECTOR IS FINANCIAL SERVICES. WHAT COMPANIES DO YOU LIKE
   THERE?

A. Two of the largest companies we own in this sector are QBE Insurance Group and ING Groep. QBE is a large financial services company in Australia, while ING is a Dutch company that has aggressively acquired other financial services companies. The Fund is more heavily invested in insurance companies than in banks because of ongoing merger and acquisition activity in the insurance industry, which could lead to cost savings and more efficiency.

Q. YOU HAVE INCREASED YOUR HOLDINGS IN UTILITIES AND COMMUNICATIONS. WHY?

A. That's been the biggest change over the past year. The increase has been in telecommunications because we believe the Internet and the growth of cellular communications has created more opportunities for us to find companies with the growth profiles we are looking for. We primarily have focused on the cellular companies, such as Mannesmann in Germany, which has transformed itself from an engineering firm to a telecommunications company with a substantial share of the European wireless market.

/s/ David R. Mannheim

    David R. Mannheim
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   DAVID R. MANNHEIM IS SENIOR VICE PRESIDENT OF MFS INVESTMENT
   MANAGEMENT(R) AND DIRECTOR OF INTERNATIONAL PORTFOLIO MANAGEMENT. HE IS PORTFOLIO MANAGER OF MFS(R) GLOBAL EQUITY FUND, MFS(R) INTERNATIONAL GROWTH FUND, MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND, AND THE INTERNATIONAL GROWTH SERIES OFFERED THROUGH MFS(R)/SUN LIFE
   ANNUITY PRODUCTS.

   MR. MANNHEIM JOINED MFS IN 1988 AND WAS NAMED INVESTMENT OFFICER IN 1990, ASSISTANT VICE PRESIDENT IN 1991, VICE PRESIDENT AND PORTFOLIO MANAGER IN 1992, SENIOR VICE PRESIDENT IN 1997, AND DIRECTOR OF INTERNATIONAL PORTFOLIO MANAGEMENT IN 1999. HE IS A GRADUATE OF AMHERST COLLEGE AND THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS(R) ORIGINAL RESEARCH(SM), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.




This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:              SEEKS TO PROVIDE CAPITAL APPRECIATION BY INVESTING
                          PRIMARILY IN NON-U.S. STOCKS GROWING AT RATES EXPECTED
                          TO BE WELL ABOVE THE GROWTH RATE OF THE OVERALL
                          U.S. ECONOMY.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  OCTOBER 24, 1995

  CLASS INCEPTION:        CLASS A  OCTOBER 24, 1995
                          CLASS B  OCTOBER 24, 1995
                          CLASS C  JULY 1, 1996
                          CLASS I  JANUARY 2, 1997

  SIZE:                   $89.4 MILLION NET ASSETS AS OF MAY 31, 1999

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from November 1, 1995, through May 31, 1999)

                  MFS International      MSCI            Lipper
                    Growth Fund          EAFE       International Funds
                      Class A            Index            Index
       ----------------------------------------------------------------
       11/95         $ 9,525           $10,000          $10,000
       6/97           10,840            12,006           12,936
       6/98           11,607            13,376           14,908
       5/99           10,180            13,999           14,672

Average Annual and Cumulative Total Rates of Return through
May 31, 1999

CLASS A
                                        1 Year        3 Years    10 Years/Life*
-------------------------------------------------------------------------------
Cumulative Total Return                -12.30%         -4.08%           + 6.86%
-------------------------------------------------------------------------------
Average Annual Total Return            -12.30%         -1.38%           + 1.86%
-------------------------------------------------------------------------------
SEC Results                            -16.46%         -2.97%           + 0.50%
-------------------------------------------------------------------------------

CLASS B
                                        1 Year        3 Years    10 Years/Life*
-------------------------------------------------------------------------------
Cumulative Total Return                -12.80%         -5.62%           + 4.84%
-------------------------------------------------------------------------------
Average Annual Total Return            -12.80%         -1.91%           + 1.32%
-------------------------------------------------------------------------------
SEC Results                            -16.19%         -2.85%           + 0.51%
-------------------------------------------------------------------------------

CLASS C
                                        1 Year        3 Years    10 Years/Life*
-------------------------------------------------------------------------------
Cumulative Total Return                -12.87%         -5.42%           + 5.06%
-------------------------------------------------------------------------------
Average Annual Total Return            -12.87%         -1.84%           + 1.38%
-------------------------------------------------------------------------------
SEC Results                            -13.72%         -1.84%           + 1.38%
-------------------------------------------------------------------------------

CLASS I
                                        1 Year        3 Years    10 Years/Life*
-------------------------------------------------------------------------------
Cumulative Total Return                -11.94%         -3.00%           + 8.08%
-------------------------------------------------------------------------------
Average Annual Total Return            -11.94%         -1.01%           + 2.18%
-------------------------------------------------------------------------------

COMPARATIVE INDICES
                                        1 Year        3 Years    10 Years/Life*
-------------------------------------------------------------------------------
Average international fund**           - 1.23%         +7.92%           + 9.57%
-------------------------------------------------------------------------------
Lipper International Funds Index**     - 1.58%         +9.43%           +11.29%
-------------------------------------------------------------------------------
MSCI EAFE Index+                       + 4.66%         +7.94%           + 9.84%
-------------------------------------------------------------------------------
 * For the period from the commencement of the Fund's investment operations, October 24, 1995, through May 31, 1999. Index results are from November 1, 1995.
** Source: Lipper Analytical Services, Inc.
 + Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of C. Operating expenses of C are not significantly different than those of B. The B performance included in the C SEC performance has been adjusted to reflect the CDSC generally applicable to C rather than the CDSC generally applicable to B.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF MAY 31, 1999

FIVE LARGEST STOCK SECTORS

               FINANCIAL SERVICES                       20.9%
               UTILITIES & COMMUNICATIONS               13.9%
               CONSUMER STAPLES                         12.4%
               TECHNOLOGY                                8.7%
               HEALTH CARE                               8.0%

TOP 10 STOCK HOLDINGS

GALILEO INTERNATIONAL, INC.  4.1%          CABLE & WIRELESS COMMUNICATIONS
U.S. airline reservation systems             PLC  3.0%
company                                    British telecommunications company

BENCKISER N.V.  3.8%                       NTT MOBILE COMMUNICATIONS NETWORK,
Dutch consumer products company              INC.  2.8%
                                           Japanese cellular telephone company
MANNESMANN AG  3.1%
German industrial and                      ANGLO IRISH BANK PLC  2.7%
telecommunications company                 Irish bank

TF1 - SOCIETE TELEVISION                   UBS AG  2.6%
  FRANCAISE 1  3.1%                        Swiss banking and financial services
French television company                  company

SAAB AB  3.0%                              BRITISH AEROSPACE PLC  2.6%
Swedish aircraft manufacturer              British defense and aircraft company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS  -- May 31, 1999

Stocks - 97.1%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES                 VALUE
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 91.6%
  Argentina - 0.3%
    Quilmes Industrial S.A., ADR (Beverages)                              19,300             $   218,331
--------------------------------------------------------------------------------------------------------
  Australia - 3.0%
    QBE Insurance Group Ltd. (Insurance)*                                495,483             $ 1,940,113
    Seven Network Ltd. (Entertainment)                                   236,100                 708,763
                                                                                             -----------
                                                                                             $ 2,648,876
--------------------------------------------------------------------------------------------------------
  Canada - 2.0%
    Canadian National Railway Co. (Railroads)                             28,500             $ 1,824,000
--------------------------------------------------------------------------------------------------------
  Finland - 3.9%
    Telephone Cooperative HPY (Telecommunications)                           175             $   457,144
    Helsingin Puhelin Oyj (Telecommunications)                            33,200               1,498,512
    Pohjola Group Insurance Corp. (Insurance)                             19,400                 889,792
    Tieto Corp. (Computer Software - Systems)                             17,400                 607,615
                                                                                             -----------
                                                                                             $ 3,453,063
--------------------------------------------------------------------------------------------------------
  France - 10.9%
    Castorama Dubois Investisse (Stores - Building
      Products)                                                            6,200             $ 1,512,313
    Pernod Ricard Co. (Beverages)                                         16,300               1,087,431
    Renault Regie Nationale (Automobiles)                                 16,000                 621,270
    Societe Television Francaise 1 (Entertainment)                        11,050               2,649,259
    TOTAL S.A., "B" (Oils)                                                17,800               2,161,624
    Union des Assurances Federales S.A. (Insurance)                       14,400               1,726,214
                                                                                             -----------
                                                                                             $ 9,758,111
--------------------------------------------------------------------------------------------------------
  Germany - 7.7%
    Henkel KGaA (Chemicals)                                               21,900             $ 1,492,987
    HypoVereinsbank (Banks and Credit Cos.)                               17,500                 944,935
    Mannesmann AG (Conglomerate)                                          19,700               2,690,121
    VEBA AG (Oil and Gas)                                                 14,500                 826,779
    Wella AG (Consumer Goods and Services)*                                1,247                 916,410
                                                                                             -----------
                                                                                             $ 6,871,232
--------------------------------------------------------------------------------------------------------
  Greece - 2.2%
    Antenna TV S.A., ADR (Broadcasting)*                                  45,400             $   635,600
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                                47,900               1,037,562
    STET Hellas Telecommunications S.A., ADR
      (Telecommunications)*                                               14,200                 323,050
                                                                                             -----------
                                                                                             $ 1,996,212
--------------------------------------------------------------------------------------------------------
  India
    Hindustan Lever Ltd. (Consumer Goods and Services)                       100             $     5,228
    Larsen & Toubro Ltd. (Conglomerate)                                      270                   1,426
    Mahanagar Telephone Nigam Ltd. (Telecommunications)                      400                   1,600
                                                                                             -----------
                                                                                             $     8,254
--------------------------------------------------------------------------------------------------------
  Ireland - 3.7%
    Allied Irish Bank PLC (Banks and Credit Cos.)                         76,400             $ 1,016,472
    Anglo Irish Bank PLC (Banks and Credit Cos.)*                        832,311               2,320,049
                                                                                             -----------
                                                                                             $ 3,336,521
--------------------------------------------------------------------------------------------------------
  Italy - 4.9%
    Banca Carige S.p.A. (Banks and Credit Cos.)                          117,000             $ 1,020,811
    ERG S.p.A. (Oils)                                                    218,000                 656,733
    Mediaset S.p.A. (Entertainment)                                      150,200               1,216,537
    Telecom Italia Mobile S.p.A. (Telecommunications)*                   210,280               1,236,264
    Telecom Italia Mobile S.p.A., Saving Shares (Telecommunications)*     81,900                 274,900
                                                                                             -----------
                                                                                             $ 4,405,245
--------------------------------------------------------------------------------------------------------
  Japan - 14.7%
    Canon, Inc. (Special Products and Services)                           59,000             $ 1,489,406
    Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals)                    160,000               1,806,324
    Chukyo Coca-Cola Bottling Co., Ltd. (Food and Beverage
      Products)                                                           46,000                 593,941
    Fujitsu Ltd. (Computer Hardware - Systems)                            58,000                 969,707
    Hitachi (Electronics)                                                 45,000                 337,817
    Kita Kyushu Coca-Cola Bottling Co., Ltd. (Food and
      Beverage Products)                                                  12,000                 585,996
    Mikuni Coca-Cola Bottling Co., Ltd. (Food and Beverage
      Products)                                                           50,000               1,034,597
    NTT Mobile Communications Network, Inc.
      (Telecommunications)                                                    44               2,407,217
    Olympus Optical Co. (Conglomerate)                                   147,000               1,825,029
    Osaka Sanso Kogyo Ltd. (Chemicals)                                    32,000                  58,533
    Sanyo Coca-Cola Bottling Co., Ltd. (Food and Beverage
      Products)                                                           23,000                 531,121
    Takeda Chemical Industries Co. (Pharmaceuticals)                      33,000               1,466,727
                                                                                             -----------
                                                                                             $13,106,415
--------------------------------------------------------------------------------------------------------
  Netherlands - 8.0%
    Akzo Nobel N.V. (Chemicals)                                           28,900             $ 1,198,989
    Benckiser N.V., "B" (Consumer Goods and Services)                     60,411               3,261,970
    Equant N.V. (Computer Software - Services)*                            3,500                 290,281
    IHC Caland N.V. (Marine Equipment)*                                   15,046                 592,069
    ING Groep N.V. (Financial Services)*                                  33,400               1,784,328
                                                                                             -----------
                                                                                             $ 7,127,637
--------------------------------------------------------------------------------------------------------
  Norway - 2.5%
    Sparebanken NOR (Banks and Credit Cos.)                               61,800             $ 1,169,240
    Storebrand ASA (Insurance)                                           155,000               1,039,636
                                                                                             -----------
                                                                                             $ 2,208,876
--------------------------------------------------------------------------------------------------------
  Portugal - 2.2%
    Banco Pinto & Sotto Mayor S.A. (Banks and Credit Cos.)                73,000             $ 1,445,808
    Telecel - Comunicacoes Pessoais S.A. (Telecommunications)              4,300                 541,016
                                                                                             -----------
                                                                                             $ 1,986,824
--------------------------------------------------------------------------------------------------------
  Singapore - 0.5%
    Development Bank of Singapore Ltd. (Banks and Credit Cos.)            44,000             $   454,688
--------------------------------------------------------------------------------------------------------
  Sweden - 5.3%
    Ericsson LM, "B" (Telecommunication Equipment)                        79,700             $ 2,128,561
    Saab AB, "B" (Aerospace)                                             325,200               2,630,149
                                                                                             -----------
                                                                                             $ 4,758,710
--------------------------------------------------------------------------------------------------------
  Switzerland - 4.5%
    Barry Callebaut AG (Food and Beverage Products)                        7,000             $ 1,039,921
    Novartis AG (Medical and Health Products)                                430                 623,613
    UBS AG (Banks and Credit Cos.)                                         8,100               2,343,063
                                                                                             -----------
                                                                                             $ 4,006,597
--------------------------------------------------------------------------------------------------------
  United Kingdom - 15.3%
    AstraZeneca Group PLC (Medical and Health Products)                   44,266             $ 1,741,134
    BP Amoco PLC (Oils)*                                                 106,000               1,895,101
    British Aerospace PLC (Aerospace and Defense)*                       343,028               2,264,066
    Cable & Wireless Communications PLC (Telecommunications)             273,100               2,594,411
    Capital Radio PLC (Broadcasting)                                      27,700                 389,172
    Kwik-Fit Holdings PLC (Automotive Repair Centers)                     75,100                 659,300
    NEXT PLC (Stores)                                                    163,000               1,884,023
    TeleWest Communications PLC (Entertainment)*                         318,000               1,367,835
    Tomkins PLC (Conglomerate)                                           253,000                 908,898
                                                                                             -----------
                                                                                             $13,703,940
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                         $81,873,532
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 5.5%
  Consumer Goods and Services - 4.0%
    Galileo International, Inc.                                           78,700             $ 3,541,500
--------------------------------------------------------------------------------------------------------
  Telecommunications - 0.2%
    Global TeleSystems Group, Inc.*                                        2,000             $   152,000
--------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 1.3%
    Frontier Corp.                                                        22,500             $ 1,184,063
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                            $ 4,877,563
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $80,361,925)                                                  $86,751,095
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 8.3%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES                 VALUE
--------------------------------------------------------------------------------------------------------
    Navigator Securities Lending Prime Portfolio,
      (Identified Cost, $7,447,163)                                    7,447,113             $ 7,447,163
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $87,809,088)                                             $94,198,258

Other Assets, Less Liabilities - (5.4)%                                                       (4,825,040)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $89,373,218
--------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
MAY 31, 1999
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $87,809,088)             $ 94,198,258
  Foreign currency, at value (identified cost, $1,139,387)            1,224,791
  Receivable for Fund shares sold                                     2,649,347
  Receivable for investments sold                                     1,993,808
  Interest and dividends receivable                                     280,718
  Deferred organization expenses                                          7,288
  Other assets                                                              810
                                                                   ------------
      Total assets                                                 $100,355,020
                                                                   ------------

Liabilities:
  Collateral for securities loaned, at value                       $  7,447,163
  Payable for Fund shares reacquired                                    635,520
  Payable for investments purchased                                   2,144,272
  Payable to custodian                                                  612,971
  Payable to affiliates -
    Management fee                                                       10,826
    Shareholder servicing agent fee                                       1,110
    Distribution and service fee                                         52,126
    Administrative fee                                                      167
  Accrued expenses and other liabilities                                 77,647
                                                                   ------------
      Total liabilities                                            $ 10,981,802
                                                                   ------------
Net assets                                                         $ 89,373,218
                                                                   ============

Net assets consist of:
  Paid-in capital                                                  $ 90,564,541
  Unrealized appreciation on investments                              6,473,839
  Accumulated undistributed net realized loss on
    investments and foreign currency transactions                    (7,653,806)
  Accumulated net investment loss                                       (11,356)
                                                                   ------------
      Total                                                        $ 89,373,218
                                                                   ============
Shares of beneficial interest outstanding                           5,925,269
                                                                    =========

Class A shares:
  Net asset value per share
    (net assets of $43,678,401 / 2,880,372 shares of
    beneficial interest outstanding)                                 $15.16
                                                                     ======
  Offering price per share (100 / 95.25 of net asset value
    per share)                                                       $15.92
                                                                     ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $41,959,233 / 2,794,812 shares of
    beneficial interest outstanding)                                 $15.01
                                                                     ======

Class C shares:
  Net asset value and offering price per share
    (net assets of $3,607,594 / 241,695 shares of
    beneficial interest outstanding)                                 $14.93
                                                                     ======

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $127,990 / 8,390 shares of beneficial
    interest outstanding)                                            $15.26
                                                                     ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED MAY 31, 1999
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest (includes income on securities loaned of $7,258)      $    214,807
    Dividends                                                         2,093,853
    Foreign taxes withheld                                             (238,386)
                                                                   ------------
      Total investment income                                      $  2,070,274
                                                                   ------------
  Expenses -
    Management fee                                                 $    976,638
    Trustees' compensation                                               21,121
    Shareholder servicing agent fee                                     110,669
    Distribution and service fee (Class A)                              240,167
    Distribution and service fee (Class B)                              480,139
    Distribution and service fee (Class C)                               40,050
    Administrative expense                                               12,589
    Custodian fee                                                       130,775
    Interest expense                                                     19,659
    Printing                                                             31,635
    Postage                                                              32,487
    Auditing fees                                                        17,137
    Legal fees                                                            1,809
    Amortization of organization expenses                                 5,197
    Miscellaneous                                                       147,104
                                                                   ------------
      Total expenses                                               $  2,267,176
    Fees paid indirectly                                                (19,228)
                                                                   ------------
      Net expenses                                                 $  2,247,948
                                                                   ------------
        Net investment loss                                        $   (177,674)
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                        $ (7,051,623)
    Foreign currency transactions                                      (400,703)
                                                                   ------------
      Net realized loss on investments and foreign currency
        transactions                                               $ (7,452,326)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $ (5,224,738)
    Translation of assets and liabilities in foreign
      currencies                                                        273,849
                                                                   ------------
      Net unrealized loss on investments and foreign currency
        translation                                                $ (4,950,889)
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $(12,403,215)
                                                                   ------------
          Decrease in net assets from operations                   $(12,580,889)
                                                                   ============
See notes to financial statements

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
YEAR ENDED MAY 31,                                                       1999                         1998
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                            $   (177,674)                $   (416,638)
  Net realized gain (loss) on investments and foreign
    currency transactions                                          (7,452,326)                  10,004,897
  Net unrealized loss on invesments and foreign currency
    translation                                                    (4,950,889)                  (2,250,480)
                                                                 ------------                 ------------
      Increase (decrease) in net assets from operations          $(12,580,889)                $  7,337,779
                                                                 ------------                 ------------
Distributions declared to shareholders -
  In excess of net investment income (Class A)                   $      --                    $   (716,456)
  In excess of net investment income (Class B)                          --                        (488,346)
  In excess of net investment income (Class C)                          --                         (29,115)
  In excess of net investment income (Class I)                          --                          (1,598)
  From net realized gain on investments and foreign
    currency transactions (Class A)                                (1,316,893)                    (220,153)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                (1,304,683)                    (246,213)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                  (102,675)                     (12,170)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                    (3,104)                        (353)
                                                                 ------------                 ------------
      Total distributions declared to shareholders               $ (2,727,355)                $ (1,714,404)
                                                                 ------------                 ------------
Net decrease in net assets from Fund share transactions          $(11,566,970)                $(11,624,844)
                                                                 ------------                 ------------
        Total decrease in net assets                             $(26,875,214)                $ (6,001,469)
Net assets:
  At beginning of period                                          116,248,432                  122,249,901
                                                                 ------------                 ------------
  At end of period (including accumulated net investment loss of $11,356 and accumulated net investment
    income of $116,221, respectively)                            $ 89,373,218                 $116,248,432
                                                                 ============                 ============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights
--------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED MAY 31,
                                                      -------------------------------------------------      PERIOD ENDED
                                                          1999              1998              1997           MAY 31, 1996*
--------------------------------------------------------------------------------------------------------------------------
                                                       CLASS A
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                   $17.78            $16.90            $16.71                 $15.00
                                                        ------            ------            ------                 ------
Income (loss) from investment operations# -
  Net investment income (loss)                          $ 0.01            $(0.01)           $ 0.02                 $ 0.03
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                         (2.20)             1.18              0.32                   1.69
                                                        ------            ------            ------                 ------
      Total from investment operations                  $(2.19)           $ 1.17            $ 0.34                 $ 1.72
                                                        ------            ------            ------                 ------
Less distributions declared to shareholders -
  From net investment income                            $ --              $(0.22)           $ --                   $(0.01)
  From net realized gain on investments and
    foreign currency transactions                        (0.43)            (0.07)            (0.15)                  --
                                                        ------            ------            ------                 ------
      Total distributions declared to
        shareholders                                    $(0.43)           $(0.29)           $(0.15)                $(0.01)
                                                        ------            ------            ------                 ------
Net asset value - end of period                         $15.16            $17.78            $16.90                 $16.71
                                                        ======            ======            ======                 ======
Total return(+)                                       (12.30)%             7.08%             2.13%                 11.43%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                             2.01%             2.01%             1.99%                  2.24%+
  Net investment income (loss)                           0.09%           (0.08)%             0.13%                  0.24%+
Portfolio turnover                                        100%              225%               53%                    11%
Net assets at end of period (000 omitted)              $43,678           $53,659           $56,810                $41,483

  * For the period from the commencement of the Fund's investment operations, October 24, 1995, through May 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED MAY 31,
                                                      -------------------------------------------------      PERIOD ENDED
                                                          1999              1998              1997           MAY 31, 1996*
-------------------------------------------------------------------------------------------------------------------------
                                                       CLASS B
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                   $17.71            $16.82            $16.66                 $15.00
                                                        ------            ------            ------                 ------
Income (loss) from investment operations# -
  Net investment loss                                   $(0.07)           $(0.10)           $(0.07)                $(0.03)
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                         (2.20)             1.19              0.31                   1.69
                                                        ------            ------            ------                 ------
      Total from investment operations                  $(2.27)           $ 1.09            $ 0.24                 $ 1.66
                                                        ------            ------            ------                 ------
Less distributions declared to shareholders -
  From net investment income                            $ --              $(0.13)           $ --                   $ --
  From net realized gain on investments and
    foreign currency transactions                        (0.43)            (0.07)            (0.08)                  --
                                                        ------            ------            ------                 ------
      Total distributions declared to shareholders      $(0.43)           $(0.20)           $(0.08)                $  --
                                                        ------            ------            ------                 ------
Net asset value - end of period                         $15.01            $17.71            $16.82                 $16.66
                                                        ======            ======            ======                 ======
Total return                                          (12.80)%             6.59%             1.56%                 11.07%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                             2.51%             2.51%             2.53%                  2.85%+
  Net investment loss                                  (0.42)%           (0.57)%           (0.42)%                (0.31)%+
Portfolio turnover                                        100%              225%               53%                    11%
Net assets at end of period (000 omitted)              $41,959           $59,055           $62,958                $43,264

 * For the period from the commencement of the Fund's investment operations, October 24, 1995, through May 31, 1996.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED MAY 31,
                                                               ---------------------------------             PERIOD ENDED
                                                                   1999                     1998              MAY 1, 1997*
--------------------------------------------------------------------------------------------------------------------------
                                                                CLASS C
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                            $17.62                   $16.76                   $16.83
                                                                 ------                   ------                   ------
Income (loss) from investment operations# -
  Net investment loss                                            $(0.07)                  $(0.10)                  $(0.04)
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                          (2.19)                    1.19                     0.15
                                                                 ------                   ------                   ------
      Total from investment operations                           $(2.26)                  $(1.09)                  $ 0.11
                                                                 ------                   ------                   ------
Less distributions declared to shareholders -
  From net investment income                                     $ --                     $(0.16)                  $ --
  From net realized gain on investments and foreign
    currency transactions                                         (0.43)                   (0.07)                   (0.18)
                                                                 ------                   ------                   ------
      Total distributions declared to shareholders               $(0.43)                  $(0.23)                  $(0.18)
                                                                 ------                   ------                   ------
Net asset value - end of period                                  $14.93                   $17.62                   $16.76
                                                                 ======                   ======                   ======
Total return                                                   (12.87)%                    6.62%                    0.79%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                      2.51%                    2.52%                    2.50%+
  Net investment loss                                           (0.43)%                  (0.56)%                  (0.27)%+
Portfolio turnover                                                 100%                     225%                      53%
Net assets at end of period (000 omitted)                        $3,608                   $3,380                   $2,397

 * For the period from the inception of Class C, July 1, 1996, through May 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED MAY 31,
                                                             -----------------------------------             PERIOD ENDED
                                                                   1999                     1998              MAY 1, 1997*
-------------------------------------------------------------------------------------------------------------------------
                                                                CLASS I
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                            $17.81                   $16.94                   $15.90
                                                                 ------                   ------                   ------
Income (loss) from investment operations# -
  Net investment income                                          $ 0.10                   $ 0.10                   $ 0.11
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                          (2.22)                    1.15                     0.93
                                                                 ------                   ------                   ------
      Total from investment operations                           $(2.12)                  $ 1.25                   $ 1.04
                                                                 ------                   ------                   ------
Less distributions declared to shareholders -
  From net investment income                                     $ --                     $(0.31)                  $ --
  From net realized gain on investments and foreign
    currency transactions                                         (0.43)                   (0.07)                    --
                                                                 ------                   ------                   ------
      Total distributions declared to shareholders               $(0.43)                  $(0.38)                  $ --
                                                                 ------                   ------                   ------
Net asset value - end of period                                  $15.26                   $17.81                   $16.94
                                                                 ======                   ======                   ======
Total return                                                   (11.94)%                    7.65%                    6.54%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                      1.51%                    1.52%                    1.52%+
  Net investment income                                           0.65%                    0.59%                    1.40%+
Portfolio turnover                                                 100%                     225%                      53%
Net assets at end of period (000 omitted)                          $128                     $155                      $84

 * For the period from the inception of Class I, January 2, 1997, through May 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS International Growth Fund (the Fund) is a diversified series of MFS Series Trust X (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Security Loans - The Fund may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. State Street Bank and Trust Company ("State Street"), as agent, loans the securities to certain brokers (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

At May 31, 1999, the value of securities loaned was $7,098,098. These loans were collateralized by cash of $7,447,163. Cash collateral is invested in short-term securities, which are included in the Portfolio of Investments. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and State Street in its capacity as lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended May 31, 1999, $426,147 was reclassified from paid-in capital to accumulated net investment loss and accumulated net realized loss on investments and foreign currency transactions due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

At May 31, 1999, the Fund, for federal income tax purpose, had a capital loss carryforward of $7,195,248 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on May 31, 2007.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.975% of the Fund's average daily net assets up to $500 million in net assets, after which the rate is reduced to 0.925%. The advisory agreement permits the adviser to engage one or more sub-advisers; through November 30, 1998, the adviser engaged Foreign & Colonial Management Ltd. ("FCM") and its subsidiary Foreign & Colonial Emerging Markets Ltd. ("FCEM"), each an England and Wales Company, to manage the assets of the Fund invested in foreign emerging market securities. Effective December 1, 1998, MFS assumed all portfolio management responsibilities for emerging market securities from FCM and FCEM for the Fund, and the sub-investment advisory agreements pursuant to which FCM and FCEM provided their services were terminated.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $4,343 for the year ended May 31, 1999.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $30,236 for the year ended May 31, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $5,092 for the year ended May 31, 1999. Fees incurred under the distribution plan during the year ended May 31, 1999, were 0.50% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $262 and $8 for Class B and Class C shares, respectively, for the year ended May 31, 1999. Fees incurred under the distribution plan during the year ended May 31, 1999, were 1.00% of average daily net assets attributable to both Class B and Class C shares on an annualized basis.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within twelve months of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended May 31, 1999, were $544, $153,876, and $1,341 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $96,076,463 and $111,631,235, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $88,267,312
                                                                  -----------
Gross unrealized appreciation                                     $10,605,329
Gross unrealized depreciation                                      (4,674,383)
                                                                  -----------
    Net unrealized appreciation                                   $ 5,930,946
                                                                  ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                           YEAR ENDED MAY 31, 1999              YEAR ENDED MAY 31, 1998
                                    ------------------------------        -----------------------------
                                         SHARES             AMOUNT            SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                          19,265,541      $ 313,672,087         3,732,480      $  64,834,019
Shares issued to shareholders
  in reinvestment of distributions       80,466          1,204,607            53,340            858,950
Shares reacquired                   (19,483,471)      (318,825,781)       (4,129,138)       (71,589,658)
                                    -----------      -------------        ----------      -------------
    Net decrease                       (137,464)     $  (3,949,087)         (343,318)     $  (5,896,689)
                                    ===========      =============        ==========      =============

Class B Shares
                                           YEAR ENDED MAY 31, 1999              YEAR ENDED MAY 31, 1998
                                    ------------------------------        -----------------------------
                                         SHARES             AMOUNT            SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                           1,382,116      $  22,299,934         3,351,436      $  58,282,264
Shares issued to shareholders
  in reinvestment of distributions       76,087          1,131,101            38,717            607,265
Shares reacquired                    (1,998,294)       (31,687,051)       (3,797,245)       (65,584,251)
                                    -----------      -------------        ----------      -------------
    Net decrease                       (540,091)     $  (8,256,016)         (407,092)     $  (6,694,722)
                                    ===========      =============        ==========      =============

Class C Shares
                                           YEAR ENDED MAY 31, 1999              YEAR ENDED MAY 31, 1998
                                    ------------------------------        -----------------------------
                                         SHARES             AMOUNT            SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                           3,492,233      $  56,401,138           302,639      $   5,329,313
Shares issued to shareholders
  in reinvestment of distributions        6,506             96,225             2,438             38,030
Shares reacquired                    (3,448,938)       (55,848,685)         (256,177)        (4,467,910)
                                    -----------      -------------        ----------      -------------
    Net increase                         49,801      $     648,678            48,900      $     899,433
                                    ===========      =============        ==========      =============

Class I Shares
                                           YEAR ENDED MAY 31, 1999              YEAR ENDED MAY 31, 1998
                                    ------------------------------        -----------------------------
                                         SHARES             AMOUNT            SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                               2,259      $      34,678             3,787      $      68,751
Shares issued to shareholders
  in reinvestment of distributions          206              3,103               124              1,949
Shares reacquired                        (2,759)           (48,326)             (208)            (3,566)
                                    -----------      -------------        ----------      -------------
    Net increase (decrease)                (294)     $     (10,545)            3,703      $      67,134
                                    ===========      =============        ==========      =============

(6) Line of Credit
The Fund and other affiliated funds participate in a $720 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended May 31, 1999, was $806.

The Fund and other affiliated funds also participate in a $20 million uncommitted, unsecured line of credit provided by "the custodian" or "a custodian bank" under a line of credit agreement. Borrowings may be made to temporarily finance the purchase of securities, the redemption of shares, or emergency expenses. During the period, the average dollar amount of borrowings was $2,458,000. Interest expense incurred on the borrowings amounted to $19,659 for the year ended, May 31, 1999, at a weighted average interest rate on borrowings of 5.50%.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust X and Shareholders of MFS International Growth Fund:

We have audited the accompanying statement of assets and liabilities of MFS International Growth Fund, including the schedule of portfolio investments, as of May 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from October 24, 1995 (commencement of operations) to May 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1999, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International Growth Fund at May 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period October 24, 1995 (commencement of operations) to May 31, 1996, in conformity with generally accepted accounting principles.

                                        /S/ ERNST & YOUNG LLP

Boston, Massachusetts
July 9, 1999

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 2000, SHAREHOLDERS WILL BE MAILED A FORM 1099 REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1999.

   FOR THE YEAR ENDED MAY 31, 1999, INCOME FROM FOREIGN SOURCES WAS $1,962,534, AND FOREIGN TAXES WITHHELD WERE $238,386.

MFS(R) INTERNATIONAL GROWTH FUND

TRUSTEES                                                   SECRETARY
Richard B. Bailey* - Private Investor;                     Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                                  ASSISTANT SECRETARY
                                                           James R. Bordewick, Jr.*
Peter G. Harwood - Private Investor
                                                           CUSTODIAN
J. Atwood Ives - Chairman and Chief Executive              State Street Bank and Trust Company
Officer, Eastern Enterprises (diversified services
company)                                                   AUDITORS
                                                           Ernst & Young LLP
Lawrence T. Perera - Partner, Hemenway
& Barnes (attorneys)                                       INVESTOR INFORMATION
                                                           For MFS stock and bond market outlooks,
William J. Poorvu - Adjunct Professor, Harvard             call toll free: 1-800-637-4458 anytime from
University Graduate School of Business                     a touch-tone telephone.
Administration
                                                           For information on MFS mutual funds, call your
Charles W.Schmidt - Private Investor                       financial adviser or, for an information kit, call
                                                           toll free: 1-800-637-2929 any business day from 9
Arnold D. Scott* - Senior Executive                        a.m. to 5 p.m. Eastern time (or leave a message
Vice President, Director, and Secretary,                   anytime).
MFS Investment Management
                                                           INVESTOR SERVICE
Jeffrey L. Shames* - Chairman, Chief                       MFS Service Center, Inc.
Executive Officer, and Director,                           P.O. Box 2281
MFS Investment Management                                  Boston, MA 02107-9906

Elaine R. Smith - Independent Consultant                   For general information, call toll free:
                                                           1-800-225-2606 any business day from
David B. Stone - Chairman and Director,                    8 a.m. to 8 p.m. Eastern time.
North American Management Corp.
(investment advisers)                                      For service to speech- or hearing-impaired, call
                                                           toll free: 1-800-637-6576 any business day from 9
INVESTMENT ADVISER                                         a.m. to 5 p.m. Eastern time. (To use this service,
Massachusetts Financial Services Company                   your phone must be equipped with a
500 Boylston Street                                        Telecommunications Device for the Deaf.)
Boston, MA 02116-3741
                                                           For share prices, account balances, and exchanges,
DISTRIBUTOR                                                call toll free: 1-800-MFS-TALK (1-800-637-8255)
MFS Fund Distributors, Inc.                                anytime from a touch-tone telephone.
500 Boylston Street
Boston, MA 02116-3741                                      WORLD WIDE WEB
                                                           www.mfs.com
PORTFOLIO MANAGER
David R. Mannheim*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


*Affiliated with the Investment Adviser

MFS(R) INTERNATIONAL GROWTH FUND                                    ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741


(c)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                MIF-2  7/99  21M  86/286/386/886